UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2008

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20410 North 19th Avenue, Suite 200, Phoenix, Arizona	85027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (623) 445-9500

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2008, Universal Technical Institute, Inc., a Delaware corporation (the “Company”), issued a press release announcing that Sherrell E. Smith has been promoted to Executive Vice President of Operations effective January 1, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Mr. Smith has served as the Company’s Senior Vice President of Operations and Education since July 2006. From 1986 to 2006, Mr. Smith held several positions with the Company including Director of Student Services, Campus President and Senior Campus President of the UTI Arizona campus, Senior Campus President of the UTI Rancho Cucamonga campus and Regional Vice President of Operations.

In connection with his promotion, Mr. Smith’s base salary was increased by 15.4% to $300,000. Under the Company’s executive bonus plan, Mr. Smith may be paid an amount up to 50% of his base salary. The bonus amount paid shall be determined by the Company’s Compensation Committee based solely on earnings before interest expense and income taxes (EBIT) measured on a consolidated basis. Payment of the full target bonus will depend on achievement of the EBIT target established by the Compensation Committee. A lesser bonus amount will be paid in proportion to the level of EBIT achieved. No bonus amount will be paid unless a minimum EBIT threshold is achieved. The Company’s executive compensation program is more fully discussed in the Company’s 2007 annual report on Form 10-K filed with the Securities and Exchange Commission on November 29, 2007.

Mr. Smith’s wife, who has been employed with the Company for 14 years, is the Company’s Vice President of Financial Aid Operations and Student Services and will continue to report to Roger Speer, the Senior Vice President of Support Services and Custom Training Group. In fiscal 2007, she earned a base salary of $150,019, a bonus of $13,664 and equity-based compensation totaling $104,838. She is eligible to receive benefits that are provided to all of the Company’s employees generally, including equity incentive awards under the Company’s 2003 Incentive Compensation Plan.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Universal Technical Institute, Inc., dated January 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL TECHNICAL INSTITUTE, INC.

Dated:	January 11, 2008	By:	/s/ Chad A. Freed

		Name:	Chad A. Freed
		Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of Universal Technical Institute, Inc., dated January 10, 2008.